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EDGEWATER TECHNOLOGY, INC.

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Investor Presentation January 2017 Exhibit 99.1

Safe Harbor Language Some of the statements in this presentation constitute forward-looking statements under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, growth, performance, tax consequences or achievements to be materially different from any future results, levels of activity, growth, performance, tax consequences or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, those listed below. The forward-looking statements included in this presentation are related to future events or the Company's strategies or future financial performance, future revenue and growth, customer spending outlook, general economic trends, IT service demand, future revenue and revenue mix, utilization, new service offerings, significant customers, competitive and strategic initiatives, growth plans, potential stock repurchases, future results, tax consequences and liquidity needs. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "believe," "anticipate," "anticipated," "expectation," "continued," "future," "forward," "potential," "estimate," "estimated," "forecast," "project," "encourage," "opportunity," "goal," "objective," "could," "expect," "expected," "intend," "plan," "planned," "will," "predict," or the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans or assessments which are believed to be reasonable as of the date of this presentation. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1) failure to obtain new customers or retain significant existing customers; (2) the loss of one or more key executives and/or employees; (3) changes in industry trends, such as a decline in the demand for Enterprise Resource Planning and Enterprise Performance Management solutions, custom development and system integration services and/or declines in industry-wide information technology spending, whether on a temporary or permanent basis and/or delays by customers in initiating new projects or existing project milestones; (4) inability to execute upon growth objectives, including new services and growth in entities acquired by our Company; (5) adverse developments and volatility involving geopolitical or technology market conditions; (6) unanticipated events or the occurrence of fluctuations or variability in the matters identified under “Critical Accounting Policies” in our 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2016; (7) delays in, or the failure of, our sales pipeline being converted to billable work and recorded as revenue; (8) termination by customers of their contracts with us or inability or unwillingness of customers to pay for our services, which may impact our accounting assumptions; (9) inability to recruit and retain professionals with the high level of information technology skills and experience needed to provide our services; (10) failure to expand outsourcing services to generate additional revenue; (11) any changes in ownership of the Company or otherwise that would result in a limitation of the net operating loss carry forward under applicable tax laws; (12) the possibility that activist shareholders may wage proxy or consent contests or gain representation on or control of our Board of Directors, causing uncertainty about the direction of our business; (13) the failure of the marketplace to embrace advisory and product-based consulting services; (14) difficulties and costs associated with transitioning to the cloud; (15) the inability to achieve the expected synergies from our 2015 acquisitions; and/or (16) changes in the Company's utilization levels. In evaluating these statements, you should specifically consider various factors described above as well as the risks outlined under “Part I - Item IA. Risk Factors” in our 2015 Annual Report. These factors may cause the Company's actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements. Although the Company believes that the expectations in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such statements. Except as otherwise required, the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation to conform such statements to actual results.

Safe Harbor Language (Cont.) Additional Information In connection with the consent solicitation initiated by Ancora Advisors, LLC and certain other participants (collectively, “Ancora”), we have filed a preliminary consent revocation statement on Schedule 14A with the SEC, intend to file other documents regarding the Ancora proposals with the SEC, including a definitive consent revocation statement, and may mail a consent revocation statement and a consent revocation card to each shareholder of record entitled to deliver a written consent with respect to the Ancora proposals. SHAREHOLDERS ARE ENCOURAGED TO READ ANY CONSENT REVOCATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain available documents free of charge at the SEC’s website, www.sec.gov, from us at our website, www.edgewater.com, or at 200 Harvard Mill Square, Suite 210, Wakefield, Massachusetts 01880, Attention: Corporate Secretary. Participants in Solicitation We and our directors and executive officers may be deemed to be participants in the solicitation of consent revocations in connection with the Ancora proposals. Information concerning our participants is set forth in the preliminary consent revocation statement on Schedule 14A as filed with the SEC on January 3, 2017.

Situation Overview

Situation Overview Highly-qualified Board and management team acting with clear vision and strategy in the best interests of ALL shareholders Executing on strategic Improving efficiency and streamlining cost structure plan to drive growth and enhance shareholder value Expanding cloud-focused expertise to address rapid evolution of enterprise digital transformation Investing prudently to drive organic growth Executing disciplined approach to strategic acquisitions Strengthened oversight with addition of two new, independent Board members in March 2016 Recently completed a robust, 11-month review of strategic alternatives following a public announcement in December 2015 Determined continued execution of stand-alone strategy in best interests of shareholders Why We Are Here Ancora, a new shareholder that took a stake of approximately 9+% of EDGW after the review of strategic alternatives was announced, is seeking to replace 4 Board members If successful, Ancora has stated it would seek to replace senior leadership, which we believe would cause significant distraction and disrupt the execution of the Company’s strategic plan Despite seeking Board control, Ancora has not offered any specifics on how its nominees would create shareholder value, especially, if they are unable to sell the company.

Ancora’s Arguments Are Baseless Ancora’s Criticism The Facts Edgewater’s Board Edgewater’s Board comprises experienced industry and financial professionals who are actively engaged with shareholders; Ancora is a short-term investor and we believe that its nominees fundamentally lack credibility and necessary Board and industry experience Strategic Review Process Following a public announcement, Edgewater ran a thorough evaluation of all alternatives (sale, merger, spin-off/separation of selected businesses) with the help of experienced financial advisors Alignment With Shareholders S. Singleton and D. Clancey beneficially own a collective stake of approximately 12.4% in EDGW common stock, clearly aligning their interests with the Company’s shareholders SETTING THE RECORD STRAIGHT BASED ON THE FACTS

Ancora’s Efforts Threaten to Disrupt Edgewater’s Progress Edgewater is well-positioned to benefit from growing digital transformation Well-defined plan to drive profitable growth and shareholder value Actively marketing our value-added business and strategic technology consulting expertise Gaining traction among customers embracing the digital transformation Ancora is pushing to abandon Edgewater’s strategy and break-up the Company before the full benefits of its plan can be realized Edgewater’s Board evaluated potential spin-off scenarios as part of its strategic review and following an extensive process involving 66 potential acquirers, determined that continuing to execute on its standalone strategy was the optimal path towards maximizing value for s Ancora’s nominees lack relevant experience to guide the Company in executing its strategic plan DO NOT ALLOW ANCORA’S MISGUIDED EFFORTS TO DISRUPT EDGEWATER’S STRATEGIC PLAN

Current Board and Management Have Created Shareholder Value Source: FactSet. As of Jan. 7, 2017

Plan for Delivering Long-Term Value

Edgewater Snapshot Exchange NASDAQ: EDGW Business Business & Technology Consulting Website Edgewater.com Headquarters Wakefield, MA Employees (as of 9/30/2016) 477 (excluding contractors) FINANCIAL INFORMATION Common Shares Outstanding 12.3 mil Market Capitalization* $104.9 mil Total Revenue (TTM Q3’16) $125.2 mil Adjusted EBITDA (TTM Q3’16) $8.4 mil Institutional Holdings 63% Insider Holdings 12.49% *As of September 30, 2016 (based upon a closing stock price of $8.50) 1 CAGR = FY’10 to TTM (Q3’16) over a period of 5.75 years. 6.2% CAGR1

Clear Strategic Vision Expand cloud-based services as % of Service Revenue Leverage channel position, industry experience, and technical expertise to capitalize on digital transformation opportunity driven by the adoption of cloud-based solutions Increase exposure to annuitized subscription-based revenue streams Expand customer base and market reach through investments in organic and inorganic growth Capture cross-selling opportunities Enhance Margins Continue to build scale to reduce cost structure and drive efficiency Deliver improved utilization and streamline operations Expand suite of high-margin, value-added consulting expertise Capitalize on intellectual property monetization Invest Free Cash Flow to Drive Growth Utilize free cash flow to invest back in the business Broaden product suite through select acquisitions Facilitate organic growth opportunities, including expanding offering of tailored products and services

Broad Macro Trends in Cloud Adoption Support Strategic Vision Macro Trends Edgewater Strategy Channel Disruption Cloud adoption driving market shift Software vendors are betting their companies on the cloud On-premise sales declining in favor of cloud Sales and marketing costs are being pushed into channels Stabilize and counter disruption in channels Build direct marketing and sales capability Enhanced CMO function to drive digital transformation offerings and capture cross-selling opportunities Re-imagining Consultancy Classic consulting solutions must adapt to the digital transformation Cloud-based consulting solutions must be customized and highly scalable Re-imagined consulting offerings Lead with advisory service as point of the spear Bundle cloud solutions with an annuity focus Drive deeper into the middle market where cloud adoption has the potential to increase exponentially Cloud Demand Accelerating Companies continue to mandate cloud adoption 2017-2019 CAGR for adoption projects to be between 19%-30%* Potential acquirers are looking for risk-reduced transition to the cloud Increase scale in cloud solutions to meet growth demand and improve margins Investments to drive organic growth Select strategic acquisitions/tuck-ins * IDC Press Release on Worldwide Cloud Spending, July 21,2016.

Well-Positioned to Help Businesses Drive Digital Transformation Value-Added Business & Strategic Technology Consulting Allow customers to greater leverage cloud investment Ability to provide highly tailored consulting solutions Powerhouse Channels Industry Experience Manufacturing Financial Services Healthcare Energy & Utilities Insurance Multi-Dimensional Staff Skills Deep Industry, Product and Technical Expertise

ORACLE MICROSOFT CONSULTING EPM Big Data Business Analytics Managed Services Channel Marketing Dynamics CRM AX BI Office 365 Managed Services Channel Marketing Advisory Systems Integration Custom Verticals Managed Services Powerful Data & Analytics Engines at the Center of Cloud Revolution Re-Imagined Consulting Solutions Tailored to the Digital Transformation 14% of Total Revenue* 37% of Total Revenue* 49% of Total Revenue* Well-Structured to Capture Digital Transformation Opportunity * During the TTM period ended September 30, 2016.

Strategy is Delivering Results

Service Revenue*

FY 2014

- EDGW launches M&A program to find cloud solutions targets in the Microsoft and Oracle channels
- Identifies three key acquisitions to address this emerging trend
- Cloud consultancy revenue is essentially 0% of total revenue

$96.6m



FY 2015

- EDGW successfully acquires all three targets:
  - Zero2Ten – Microsoft channel
  - Branchbird – Oracle channel
  - M2 – Oracle channel
- Total revenue up 3%
- Cloud consultancy revenue grows 14% of service revenue

$98.8m


14%
Cloud

TTM Q3'16

- EDGW acquisitions are integrated into operations
- Total revenue up 8% (service revenue up 10%)
- Cloud consultancy revenue grows ~80% to 17% of service revenue

$108.2m**


17%
Cloud

*Edgewater Consulting, Edgewater Fullscope and Edgewater Ranzal
** Unaudited 2016

EDGEWATER

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15

Goal of doubling cloud consultancy revenue in 2017 through: Organic growth: Leverage strong pipeline to overcome channel cloud disruption; drive new lead sources; unify the brand with a digital transformation focus Enhanced and extended offerings: Bundle and cross-sell offerings; build percentage of multi-year annuity contracts New cloud product channels: Diversification from traditional product channels; open up the upper middle market Strategic Cloud Service Revenue Shift 17% Cloud $20m 2014 $96.6m 2015 $98.8m TTM Q3 ’16 $108.2m Cloud revenues expand as customers migrate away from on premise applications to cloud-based applications 14% 86% $15m 83% 17% Cloud $20m

Financials

Generating healthy free cash flow1 $3.2 million in Q3’16 TTM or 3.3% yield2 Solid balance sheet $12.1 million of cash as of 9/30/16 $5.0 million of debt Approximately $8.8 million of authorization remaining on share buy-back program Strong Financial Position Free cash flow is a non-GAAP financial measure and is calculated as operating cash flow minus capital expenditures. See Appendix for a reconciliation to the most comparable GAAP financial measure. Free cash flow divided by enterprise value (reflective of the Company’s market capitalization, pricing as of the balance sheet date, plus debt, less cash and cash equivalents). See Appendix for a calculation of this non-GAAP measure. SUPPORTS EXECUTION OF PLAN, RETURN OF CAPITAL AND LONG-TERM VALUE CREATION

Strong Consultant Billing Rate Trend Service Revenue Mix (percent of revenue by channel) Microsoft ERP/BI/CRM // Oracle EPM/BI/Big Data // Classic Consulting // 15% 54% 31% Per Consultant Service Revenue ($ in thousands) Edgewater’s increasing mix of high-value solutions has led to higher revenue per consultant

Focus on Selling, General and Administrative Expense* *Reported Selling, General and Administrative Expense above excludes non-recurring charges associated with changes in contingent earnout consideration, direct acquisition costs, embezzlement-related costs and recoveries, previous consent solicitation expenses and lease abandonment charges.

Total Revenue vs. Adjusted EBITDA Margin1 Utilization 73.5% 75.8% 71.5% 72.4% 76.7% 69.5% 72.2% 1% change in Utilization = ~$1.5M change in annual service revenue Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP financial measure. Today, one client represents >5% of service revenue (quarterly period ended September 30, 2016).

$12.1 million cash, $5.0 million debt $15.0 million credit facility ($10.0 million available) Historical federal net operating loss carry forwards of $41.6 million (gross) at December 31, 2015 protects future cash flow Repurchased 2.5 million shares from August 2011 through Q3’16 for aggregate cost of $8.7 million or $3.47 per share Approximately $8.8 million remaining through expiration (Sept 2017) Balance Sheet Supports Growth and Return of Capital $ Millions Sep 30, 2016 Dec 31, 2015 Cash & equivalents $12.1 $12.0 Receivables 28.0 27.8 Total assets 105.4 107.4 Total debt 5.0 5.0 Total liabilities 23.0 34.0 Total s’ equity 77.4 73.4 Select Balance Sheet Items

Strong Cash Flow Capital–Light Model Disciplined DSO Management Free Cash Flow1 Generation / Minimal Cap Ex 3.3% Cash Flow Yield² ü ü ü Free cash flow is a non-GAAP financial measure and is calculated as operating cash flow minus capital expenditures. See Appendix for a reconciliation to the most comparable GAAP financial measure. Free cash flow divided by enterprise value (reflective of the Company’s market capitalization, pricing as of the balance sheet date, plus debt, less cash and cash equivalents). See Appendix for a calculation of this non-GAAP measure. Free cash flow in 2012 reflects the receipt of $3.25M in connection with a sale of IP to Microsoft.

Highly Qualified, Experienced and Engaged Board Committed to Delivering Value

Eight highly qualified directors dedicated to serving the best interests of shareholders Appointed 2 new independent directors in March of 2016 7 out of 8 directors are independent Only one member of management (President & CEO) on Board Balances the value of experience with the value of fresh perspectives Actively engaged directors involved in developing strategic plan as well as overseeing strategic review process Experienced, Independent and Engaged Board Director Independent C-Suite Leadership Public Company Directorship Consulting Experience Technology Experience Finance Experience Healthcare Experience Stephen R. Bova Paul E. Flynn Paul Guzzi Nancy L. Leaming Michael R. Loeb Shirley Singleton Timothy Whelan Wayne Wilson

Review of strategic alternatives undertaken in December 2015 Hired Signal Hill as independent financial advisor Full Board actively involved – 22 Board meetings from 12/2015 to 11/2016 Wide range of strategic transactions and business combinations considered, including: sale, merger, spin-off/separation of selected businesses 66 total potential suitors contacted Initial outreach to 17 suitors; all declined interest Second round of outreach included 14 strategic suitors and 35 private equity (PE) firms; of these, four strategic suitors and two PE suitors expressed interest Two strategic suitors and one PE firm submitted non-binding indications of interest Process yielded a single, non-conforming/non-binding cash bid from a PE firm for the Ranzal business unit only Board separately assessed the potential sale of one or more of the Company’s lines of business Identified a group of 15 strategic suitors and 18 private equity suitors with potential interest in acquiring one or more of the Company’s discrete lines of business Instructed advisors to prepare detailed financial, valuation and tax analyses on the potential sale of individual lines of business Based on these analyses, the Board concluded that the sale of individual segments as discrete assets was highly unlikely to maximize shareholder value Comprehensive Strategic Review Process

Board explored potential merger opportunities in September/October 2016 Four parties identified -- one strategic suitor expressed interest Suitor delivered proposal expressing interest in acquiring Company’s shares for $11.50 per share with $6.00 per share in cash and $5.50 per share in suitor OTC stock Asked suitor to identify financing partner at which time suitor was unable to bring forward a partner and has since gone “radio silent” Industry shift to the cloud, caused by our channel partners, accelerated throughout the first half of 2016 Changing landscape significantly impacted level of interest among suitors Organizational changes, especially in the sales and marketing models of Microsoft and Oracle, fundamentally changed how solution partners must work with channel partners on the go-forward Board determined continued execution of stand-alone strategy best path forward Board actively continues to evaluate all opportunities to enhance value Comprehensive Strategic Review Process (cont.)

Ancora is seemingly unable to garner interest from serious industry professionals who understand Edgewater’s business 3 of the nominees have never worked at a relevant industry company (DiSanto, Rutherford, Wolf) Ancora’s nominees lack sufficient, relevant Board experience Wolf has never served on the board of a company Carpenter has only been a board member of a private company, which he founded Rutherford spent only 1 year on the board of a company that specialized in manufacturing and distributing turf care products over a decade ago DiSanto is over-boarded on non-relevant companies and non-profits Mr. DiSanto, Ancora’s self-nominee, currently works or sits on the board of 8 different companies and entities, thereby minimizing his time and ability to effectively represent the interests of Edgewater’s s Neither Ancora nor any of its nominees has laid out specifics on how they plan to enhance operational performance i.e. how will their strategy differ from the current one Ancora’s Interests are NOT aligned with Edgewater shareholders

Ancora's Nominees Lack the Experience to Guide Edgewater

MATTHEW CARPENTER

Chairman & CEO – Vertical Knowledge L.L.C.

- × No previous public company experience
- × Only previous board experience is from Vertical Knowledge, a small privately held company that Mr. Carpenter founded
- × EmployOn Inc., a private company that Mr. Carpenter helped found, appointed him as President only after the company's previous President and CEO resigned amid poor performance, job cuts, and a change in the company's business model. The company is now defunct.

FREDERICK DISANTO

Chairman & CEO – Ancora Advisors

- × No Relevant Industry Experience in Business and IT Consulting
- × Overboarded and Overworked: Mr. DiSanto lacks sufficient time and focus to effectively represent the interests of EDGW's s as he currently serves as:
  - Chairman & CEO of Ancora Advisors
  - CEO of Regional Brands (OTC US: RGBD)
  - Board Member of The Eastern Company (NASDAQ: EML)
  - Board Member of Medical Mutual of Ohio
  - Board of Trustee for Case Western Reserve University
  - Board of Trustee for Greater Cleveland Sports Commission
  - Board Member of The Cleveland Film Commission
  - Board Member of W.F. Hann & Sons

EDGEWATER
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29

Ancora's Nominees Lack the Experience to Guide Edgewater (CONT'D)

JEFFREY RUTHERFORD

Former VP and CFO – Ferro Corporation

- × No relevant industry experience in Business and IT Consulting
- × Most recently served as Ferro Corporation's (NYSE:FOE) CFO
- × In 2016, with Rutherford as CFO, Ferro led a failed sales process
- × Later in 2016, Rutherford was terminated from his position1
- × Only previous board experience was at LESCO, Inc. (NASDAQ:LSCO) from 2006 to 2007

KURTIS WOLF

Managing Member & CIO – Hestia Capital Management L.L.C.

- × No relevant industry experience in Business and IT Consulting
- × Only previous public company experience was for 9 months (UnitedHealth Group Inc.)
- × No previous board experience

1) See Ferro Corporation's 8-K filed September 2, 2016: "In connection with his stepping down as Vice President and Chief Financial Officer of [Ferro Corporation] ... Mr. Rutherford's employment will be terminated and he will be entitled to receive severance pay and benefits under the separation policy as a termination without cause, provided that Mr. Rutherford satisfies certain conditions…"

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30

Appendix

Edgewater reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. As noted below, the foregoing measures have limitations and do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful. Edgewater views Adjusted EBITDA, Free Cash Flow and Free Cash Flow Yield as important indicators of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe Adjusted EBITDA measures are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our existing business, providing specialty IT services. For instance, the exit of our former significant unrelated operations in 2000 and 2001 created significant net operating loss carry-forwards and deferred tax assets, and the tax provisions that we take under GAAP, for which there is no corresponding federal tax payment obligation for us, and the adjustments that we make to our deferred tax asset, based on the prospects and anticipated future profitability of our ongoing operations, can be significant and can obscure, either significantly, or in part, period-to-period changes in our core operating results. Likewise, we incur direct transaction costs related to acquisitions which are expensed in our GAAP financial statements. Our Adjusted EBITDA calculation excludes the effects of direct acquisition-related costs to facilitate an understanding of comparative period-to-period changes in our core operating results. Similarly, we incurred, and have excluded from our Adjusted EBITDA calculation, costs associated with the Fullscope Embezzlement Issue and a previous consent solicitation process as we believe that the non-recurring nature of the costs associated with this issue makes comparison of our current and historical financial results difficult. We believe Free Cash Flow measures are important performance metrics because they provide us with a useful assessment of our liquidity and capital resources. The GAAP measure most directly comparable to Free Cash Flow is cash flow from operations. We use Free Cash Flow for the purpose of determining the amount of cash available for investment in our business, funding strategic acquisitions, repurchasing stock and other purposes. Our Free Cash Flow calculation is the result of cash flow from operations, less purchases of property and equipment. Because Free Cash Flow addresses the effect of capital expenditures that are not reflected in GAAP cash flow from operations, we believe that Free Cash Flow provides a useful assessment of our liquidity and capital resources. We believe Free Cash Flow Yield measures are important performance metrics because they provide us with an assessment of the returns our shareholders receive from the operations of our Company. Free Cash Flow Yield provides our shareholders with an alternative valuation metric. Free Cash Flow Yield is calculated by taking the free cash flow divided by the Company’s periodic enterprise value. We believe that Adjusted EBITDA, Free Cash Flow and Free Cash Flow Yield metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, performance of our management team and our management’s entitlement to incentive compensation (with respect to Adjusted EBITDA); and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period. Non-GAAP Financial Measures

Reconciliation to Non-GAAP Measures Edgewater Technology, Inc. Reconciliation of Non-GAAP Financial Measures (in thousands, except per share data) Adjusted EBITDA is a Non-GAAP financial measure and is not intended to be a financial measure that should be regarded as an alternative to, or more meaningful than, GAAP Net Income (Loss). The Adjusted EBITDA measure presented may not be comparable to similarly titled measures presented by other companies. Adjusted EBITDA is defined as net income less interest income and other expense, net, plus taxes, depreciation and amortization, stock-based compensation expense, adjustments to contingent consideration earned, goodwill impairment charges, direct acquisition costs, the Fullscope Embezzlement Issue costs, consent solicitation expenses and lease abandonment charges.

Reconciliation to Non-GAAP Measures Edgewater Technology, Inc. Reconciliation of Non-GAAP Financial Measures (in thousands, except per share data) Free Cash Flow is a Non-GAAP financial measure and is not intended to be a financial measure that should be regarded as an alternative to, or more meaningful than, GAAP Cash Flow from Operations. The Free Cash Flow measure presented may not be comparable to similarly titled measures presented by other companies. Free Cash Flow is defined as cash flow from operations, less purchases of property and equipment. Free Cash Flow Yield is a Non-GAAP financial measure. The Free Cash Flow measure presented may not be comparable to similarly titled measures presented by other companies. Free Cash Flow Yield is defined as taking the free cash flow divided by the Company’s periodic enterprise value.